UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934


                                 February 15, 2010
               ------------------------------------------------
               Date of Report (date of earliest event reported)


                    BION ENVIRONMENTAL TECHNOLOGIES, INC.
             ----------------------------------------------------
             Exact name of Registrant as Specified in its Charter

         Colorado                 000-19333                84-1176672
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State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number


           Box 566/1774 Summitview Way, Crestone, Colorado 81131
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         Address of Principal Executive Offices, Including Zip Code

                                (212) 758-6622
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             Registrant's Telephone Number, Including Area Code

                                 Not applicable
          -----------------------------------------------------------
          Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




ITEM 7.01  REGULATION FD DISCLOSURE.

     The Company has issued a press release regarding the revised permit application for its Kreider Farms project to the Pennsylvania Department of Environmental Protection.

ITEM 8.01  OTHER EVENTS.

     On February 15, 2010, Bion Environmental Technologies, Inc. submitted a patent application entitled "Method for Treating Nitrogen in Waste Streams," and has been registered by the United States Patent and Trademark Office as serial number 12/713,011. This new patent application represents a significant step in further securing the field of high strength waste stream treatment for nutrient removal and control within Bion's portfolio of patent protection. Together with the total of 10 patents currently granted, this application will enhance Bion's strong position for offering peerless capabilities to our clients, especially with the animal agriculture sector.

     The application protects a unique technology configuration or delivery system for the Bion biological nutrient management process resulting from the continuing efforts of Bion's scientists and engineers. This widens the application spectrum and increases the flexibility for developing, controlling and applying the patented Bion biological process to advantage across the target waste streams of our clients.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.

          Not Applicable.

     (b)  Pro Forma Financial Information

          Not Applicable.

     (c)  Shell Company Transactions

          Not Applicable.

     (d)  Exhibits

          Exhibit 99 Revised Kreider Farm Permit Application Press Release dated March 1, 2010



                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Bion Environmental Technologies, Inc.



Date:  March 4, 2010               By:/s/ Mark A. Smith
                                      Mark A. Smith, President